FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2020
Financial Instruments [Abstract]
FINANCIAL RISK MANAGEMENT	FINANCIAL RISK MANAGEMENT
Brookfield Infrastructure is exposed to the following risks as a result of holding financial instruments: capital risk; liquidity risk; market risk (i.e. interest rate risk and foreign currency risk); and credit risk. The following is a description of these risks and how they are managed:
(a)Liquidity Risk Management
Brookfield Infrastructure manages its capital structure to be able to continue as a going concern while maximizing the return to stakeholders. Brookfield Infrastructure’s overall capital strategy remains unchanged from 2019. Our non-recourse borrowings have increased due to recently completed acquisitions while maintaining our net debt to capitalization ratio consistent with the prior year.
The capital structure of Brookfield Infrastructure consists of debt, offset by cash and cash equivalents, and partnership capital comprised of issued capital and accumulated gains.

US$ MILLIONS	2020	2019
Corporate borrowings	$3,158	$2,475
Non-recourse borrowings	20,020	18,544
Subsidiary and corporate borrowings	23,178	21,019
Preferred shares	20	20
Cash and cash equivalents(1)	(1,393)	(969)
Net debt	21,805	20,070
Total partnership capital	21,673	22,177
Total capital and net debt	$43,478	$42,247
Net debt to capitalization ratio	50%	48%

(1)Includes marketable securities.
The Board, along with senior management of the Service Provider, reviews Brookfield Infrastructure’s capital structure and as part of this review, considers the cost of capital and the risk associated with each class of capital.
Brookfield Infrastructure manages its debt exposure by financing its operations on a non-recourse basis with prudent levels of debt, ensuring a diversity of funding sources as well as laddering its maturity profile to minimize refinance risk. Brookfield Infrastructure also borrows in the currency where the asset operates, where possible, in order to hedge its currency risk.
Generally, Brookfield Infrastructure’s equity strategy is to issue equity in conjunction with acquisitions or outsized organic growth initiatives or acquisition activity at our businesses. The equity portion of capital expenditures and normal levels of acquisition of activity will be fully self-funded through operating cash flows retained in the business and capital recycling. However, Brookfield Infrastructure may also issue equity opportunistically to enhance its liquidity to pursue investments. Brookfield Infrastructure maintains active shelf registrations to enable it to issue securities in both the U.S. and Canadian markets.
Brookfield Infrastructure’s financing plan is to fund its recurring growth capital expenditures with cash flow generated by its operations after maintenance capital expenditure, as well as debt financing that is sized to maintain its credit profile. To fund large scale development projects and acquisitions, Brookfield Infrastructure will evaluate a variety of capital sources including proceeds from selling non-core assets, equity and debt financing. Our partnership will seek to raise additional equity if Brookfield Infrastructure believes it can earn returns on these investments in excess of the cost of the incremental partnership capital.
As disclosed within Note 19, Borrowings, Brookfield Infrastructure has various loan facilities in place. In certain cases, the facilities have financial covenants which are generally in the form of interest coverage ratios and leverage ratios. Brookfield Infrastructure does not have any market capitalization covenants attached to any of its borrowings, nor does it have any other externally imposed capital requirements.
As of December 31, 2020, approximately $540 million of debt was in breach of asset-level financial covenants. This equates to approximately 2.3% of total partnership debt. The partnership anticipates being able to refinance or obtain waivers from our financial institutions. During the year ended December 31, 2019, there were no breaches of any loan covenants within Brookfield Infrastructure.
Brookfield Infrastructure attempts to maintain sufficient financial liquidity at all times so that it is able to participate in attractive opportunities as they arise, better withstand sudden adverse changes in economic circumstances and maintain its distribution of FFO to unitholders. Brookfield Infrastructure’s principal sources of liquidity are cash flows from its operations, undrawn credit facilities and access to public and private capital markets. Brookfield Infrastructure also structures the ownership of its assets to enhance its ability to monetize them to provide additional liquidity, if necessary.
Brookfield Infrastructure’s corporate liquidity as at December 31 was as follows:

US$ MILLIONS(1)	2020	2019
Corporate cash and financial assets	$464	$273
Availability under committed credit facilities(2)	3,475	2,475
Draws on credit facility	(1,131)	(820)
Deposit from parent	(545)	—
Commitments under credit facility	(63)	(54)
Corporate liquidity	$2,200	$1,874

(1)Liquidity managed by Brookfield Infrastructure L.P. and affiliated corporate entities.
(2)Includes a $1.975 billion committed corporate credit facility, a $500 million credit facility with Brookfield and an incremental $1.0 billion syndicated revolving credit facility. Refer to Note 19, Borrowings, for further details.
The following tables detail the contractual maturities for Brookfield Infrastructure’s financial liabilities. The tables reflect the undiscounted cash flows of financial liabilities based on the earliest date on which Brookfield Infrastructure can be required to pay. The tables include both interest and principal cash flows:

	Less than 1 year	1-2 years	2-5 years	5+ years	Total contractual cash flows
December 31, 2020
US$ MILLIONS
Accounts payable and other liabilities	$2,346	$27	$71	$301	$2,745
Corporate borrowings	—	—	1,681	1,492	3,173
Non-recourse borrowings(1)	1,052	881	8,336	9,908	20,177
Financial liabilities	696	1,138	350	1,190	3,374
Lease liabilities	279	247	647	3,685	4,858

Interest Expense:
Corporate borrowings	72	72	163	170	477
Non-recourse borrowings	853	811	1,970	2,592	6,226

(1)As of December 31, 2020, approximately $540 million of debt was in breach of asset-level financial covenants. We anticipate being able to refinance or obtain waivers from our financial institutions and accordingly presented the debt in the contractually obligated year of maturity.

	Less than 1 year	1-2 years	2-5 years	5+ years	Total contractual cash flows
December 31, 2019
US$ MILLIONS
Accounts payable and other liabilities	$1,626	$29	$31	$187	$1,873
Corporate borrowings	—	—	1,705	770	2,475
Non-recourse borrowings	1,405	1,019	7,110	9,142	18,676
Financial liabilities	327	293	1,080	473	2,173
Lease liabilities	223	194	475	1,903	2,795

Interest Expense:
Corporate borrowings	74	74	165	123	436
Non-recourse borrowings	715	660	1,762	2,483	5,620
(b)Market Risk
Market risk is defined for these purposes as the risk that the fair value or future cash flows of a financial instrument held by Brookfield Infrastructure will fluctuate because of the change in market prices. Market risk includes the risk of changes in interest rates, foreign currency exchange rates and equity prices.
Brookfield Infrastructure seeks to minimize the risks associated with foreign currency exchange rates and interest rates primarily through the use of derivative financial instruments to hedge these risk exposures. The use of financial derivatives is governed by Brookfield Infrastructure’s Treasury Policy. Brookfield Infrastructure does not enter into, or trade financial instruments, including derivative financial instruments, for speculative purposes.
The Treasury Policy provides written principles on the use of financial derivatives. With respect to its treasury policy, the Service Provider performs the monitoring, review and approval role and report to the Board on a regular basis.
Financial instruments held by Brookfield Infrastructure that are subject to market risk include other financial assets, borrowings, derivative instruments, such as interest rate and foreign currency contracts, and marketable securities. Our partnership is exposed to equity price risks arising from marketable securities. As at December 31, 2020 the balance of the portfolio was $526 million (2019: $142 million), a 10% change in the value of the portfolio would impact our equity by $52 million and result in an impact on the Consolidated Statements of Operating Results of $32 million and Consolidated Statements of Comprehensive Income of $20 million.
Interest Rate Risk Management
Brookfield Infrastructure’s primary objectives with respect to interest rate risk management are to ensure that:
•Brookfield Infrastructure is not exposed to interest rate movements that could adversely impact its ability to meet financial obligations;
•Earnings and distributions are not adversely affected;
•Volatility of debt servicing costs is managed within acceptable parameters; and
•All borrowing covenants under various borrowing facilities, including interest coverage ratios, are complied with.
To achieve these objectives, in general terms, Brookfield Infrastructure’s funding mix comprises both fixed and floating rate debt. Fixed rate debt is achieved either through fixed rate debt funding or through the use of financial derivate instruments. In addition, where possible, interest rate risk is minimized by matching the terms of interest rate swap contracts in regulated businesses to the term of the rate period, thus providing natural hedges.
The sensitivity analyses below reflect Brookfield Infrastructure’s exposure to interest rates for both derivative and non-derivative instruments at the reporting date, assuming that a 10 basis point increase or decrease in rates takes place at the beginning of the financial year and is held constant throughout the reporting period. The sensitivity analyses assume a 10 basis point change to reflect the current methodology employed by Brookfield Infrastructure in assessing interest rate risk. Such parallel shift in the yield curve by 10 basis points would have had the following impact, assuming all other variables were held constant:

	2020		2019		2018
US$ MILLIONS	10 bp decrease	10 bp increase	10 bp decrease	10 bp increase	10 bp decrease	10 bp increase
Net income	$1	$(1)	$1	$(1)	$1	$(1)
Other comprehensive income (loss)	(1)	1	(2)	2	(2)	2
Foreign Currency Risk Management
Brookfield Infrastructure has exposure to foreign currency risk in respect of currency transactions, the value of Brookfield Infrastructure’s net investment, cash flows and capital expenditures that are denominated outside of the U.S. Brookfield Infrastructure’s approach to foreign currency risk management is:
•Brookfield Infrastructure leverages any natural hedges that may exist within its operations;
•Brookfield Infrastructure utilizes local currency debt financing to the extent possible; and
•Brookfield Infrastructure may utilize derivative contracts to the extent that natural hedges are insufficient.
The tables below set out Brookfield Infrastructure’s currency exposure at December 31, 2020 and 2019:

2020
US$ MILLIONS	USD	AUD	GBP	BRL	CLP	CAD	EUR	COP	PEN	INR	NZD & Other	Total
Assets:
Current assets	$805	$314	$471	$420	$126	$492	$145	$216	$105	$573	$44	$3,711
Non-current assets	14,313	4,042	8,939	5,210	834	9,334	903	1,256	1,247	10,979	563	57,620
	$15,118	$4,356	$9,410	$5,630	$960	$9,826	$1,048	$1,472	$1,352	$11,552	$607	$61,331
Liabilities:
Current liabilities	$1,875	$446	$877	$214	$125	$602	$24	$246	$438	$620	$57	$5,524
Non-current liabilities	10,887	1,842	4,939	2,970	1,148	4,994	118	478	212	6,389	157	34,134
	12,762	2,288	5,816	3,184	1,273	5,596	142	724	650	7,009	214	39,658
Non-controlling interest—in operating subsidiaries and preferred unitholders	5,186	488	726	871	(335)	4,020	—	636	591	2,901	—	15,084
Non-controlling interest—Redeemable Partnership Units held by Brookfield	(725)	405	734	403	6	54	232	29	28	420	101	1,687
Non-controlling interest—BIPC exchangeable shares	(275)	153	278	153	2	20	88	11	11	159	38	638
Non-controlling interest—Exchange LP	(5)	3	5	3	—	—	2	—	—	3	1	12
Net investment attributable to limited partners and general partner	$(1,825)	$1,019	$1,851	$1,016	$14	$136	$584	$72	$72	$1,060	$253	$4,252

2019
US$ MILLIONS	USD	AUD	GBP	BRL	CLP	CAD	EUR	COP	PEN	INR	NZD & Other	Total
Assets:
Current assets	$1,232	$1,914	$430	$456	$95	$316	$23	$971	$122	$231	$51	$5,841
Non-current assets	14,594	5,488	7,195	6,889	821	8,541	764	1,166	1,337	3,143	529	50,467
	$15,826	$7,402	$7,625	$7,345	$916	$8,857	$787	$2,137	$1,459	$3,374	$580	$56,308
Liabilities:
Current liabilities	$1,345	$1,530	$749	$211	$68	$456	$24	$724	$19	$265	$48	$5,439
Non-current liabilities	8,908	3,703	4,211	3,448	1,112	4,639	73	314	683	1,482	119	28,692
	10,253	5,233	4,960	3,659	1,180	5,095	97	1,038	702	1,747	167	34,131
Non-controlling interest—in operating subsidiaries and preferred unitholders	5,704	475	754	1,414	(320)	4,066	—	957	638	1,360	—	15,048
Non-controlling interest—Redeemable Partnership Units held by Brookfield	(37)	485	547	650	16	(87)	197	41	34	76	117	2,039
Non-controlling interest—Exchange LP	—	4	5	6	—	(1)	2	—	—	1	1	18
Net investment attributable to limited partners and general partner	$(94)	$1,205	$1,359	$1,616	$40	$(216)	$491	$101	$85	$190	$295	$5,072
The following tables detail Brookfield Infrastructure’s sensitivity to a 10% increase and decrease in the U.S. dollar against the relevant foreign currencies, with all other variables held constant as at reporting date. 10% is the sensitivity rate used when reporting foreign currency risk internally. The sensitivity analysis is performed as follows:
•Outstanding foreign currency denominated monetary items (excluding foreign exchange derivative contracts) are adjusted at period end for a 10% change in foreign currency rates from the rate at which they are translated;
•Foreign currency derivative contracts are measured as the change in fair value of the derivative as a result of a 10% change in the spot currency rate; and
•The impact on net income results from performing a sensitivity of a 10% change in foreign exchange rates applied to the profit or loss contribution from foreign operations (after considering the impact of foreign exchange derivative contracts).

	Impact on Net Income
	2020		2019		2018
US$ MILLIONS	-10%	10%	-10%	10%	-10%	10%
USD/AUD	$4	$(4)	$4	$(4)	$(20)	$20
USD/EUR	2	(2)	—	—	(19)	19
USD/GBP	5	(5)	7	(7)	(11)	11
USD/CLP	(1)	1	—	—	(3)	3
USD/COP	1	(1)	1	(1)	1	(1)
USD/BRL	15	(15)	18	(18)	10	(10)
USD/CAD	4	(4)	1	(1)	(2)	2
USD/INR	(3)	3	(2)	2	(1)	1
USD/NZD	(1)	1	—	—	—	—

	Impact on Partnership Capital
	2020		2019
US$ MILLIONS	-10%	10%	-10%	10%
USD/AUD	$70	$(70)	$12	$(12)
USD/EUR	14	(14)	—	—
USD/GBP	105	(105)	—	—
USD/CLP	(5)	5	(24)	24
USD/COP	8	(8)	2	(2)
USD/BRL	158	(158)	227	(227)
USD/CAD	1	(1)	—	—
USD/PEN	10	(10)	11	(11)
USD/INR	58	(58)	27	(27)
(c)Credit Risk Management
Credit risk is the risk of loss due to the failure of a borrower or counterparty to fulfill its contractual obligations.
From a treasury perspective, counterparty credit risk is managed through the establishment of authorized counterparty credit limits which are designed to ensure that Brookfield Infrastructure only deals with creditworthy counterparties and that counterparty concentration is addressed and the risk of loss is mitigated. Credit limits are sufficiently low to restrict Brookfield Infrastructure from having credit exposures concentrated with a single counterparty but rather encourages spreading such risks among several parties. The limits are set at levels that reflect Brookfield Infrastructure’s scale of activity and allow it to manage its treasury business competitively.
Brookfield Infrastructure does not have any significant credit risk exposure to any single counterparty or any group of counterparties having similar characteristics. The credit risk on liquid funds and derivative financial instruments is limited because the counterparties are banks with high credit ratings assigned by international credit rating agencies. Exposure to credit risk is limited to the carrying amount of the assets on the Consolidated Statements of Financial Position.